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                                                                   EXHIBIT 10.39
                                                CONFIDENTIAL TREATMENT REQUESTED

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                                        ** This portion has been omitted and
                                        filed separately pursuant to a request
                                        of confidential treatment.
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                                    ADDENDUM
                              TO GEOWORKS - TOSHIBA
                         CORPORATE TECHNOLOGY AGREEMENT


           This Addendum (the "Addendum") to the March 17, 1993 Corporate Technology Agreement between Geoworks and Toshiba is effective as of December 16, 1996.


                                    RECITALS

           A. Toshiba and Geoworks entered into a Corporate Technology License Agreement effective as of March 17, 1993 (the "Original Agreement"), as amended by Amendment Number One effective as of June 30, 1994 ("Amendment No. 1"), Amendment Number Two effective as of June 20, 1995 ( "Amendment No. 2"), Amendment Number Three effective as of September 29, 1995 ("Amendment No. 3"), the ** Project memorandum entered into in October 1995 (the "Project Outline), and the ** made by Geoworks in connection with Toshiba's equity investment in Geoworks (the **). Hereinafter the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Project Outline and ** are collectively referred to as the "Agreement."

           B. Notwithstanding the Project Outline, the Parties agreed that Toshiba ** . Instead, the Parties wish to ** technology on which Geoworks has **
 .

           C. The Parties wish to amend the Agreement to add a license from Geoworks to Toshiba of an ** for the ** operating system.


                                    AGREEMENT



1.       ADDITION TO LICENSED TECHNOLOGY

         The list of technologies licensed by Geoworks to Toshiba for the ** is hereby amended to add an ** for the ** operating system.


2.       LICENSE FEE

         In consideration for the addition of the ** technology, Toshiba shall pay to Geoworks the sum of ** U.S. upon signing this Addendum. Said sum shall


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                                                CONFIDENTIAL TREATMENT REQUESTED

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                                        ** This portion has been omitted and
                                        filed separately pursuant to a request
                                        of confidential treatment.
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         constitute a ** for the right to use the ** technology in accordance with the terms and conditions of the Agreement.

         ** of the ** technology are not **. A ** will be negotiated between the parties should Toshiba desire that **.

         Maintenance and support of the ** technology will be provided by Geoworks under the same terms and conditions of the Agreement.


3.       CONTRACT AMENDMENT

         Both Parties agree to use their best efforts to formally amend the Agreement to incorporate the terms and conditions of this Addendum.


         IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.



TOSHIBA                                   GEOWORKS


Signature:   /s/ S. Yamashita             Signature:     /s/ Leland J. Llevano

Print Name:  S. Yamashita                 Printed Name:  Leland J. Llevano

Title:       General Manager              Title:         Vice President
             Legal Affairs Division
Date:        Dec 27, 1996                 Date:          12 Dec 1996


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